SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D C 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report): January 31, 2000



                             GREENPOINT CREDIT, LLC
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               (exact name of registrant as specified in charter)


                                    DELAWARE
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                 (state or other jurisdiction of incorporation)


                                    333-59731
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                            (commission file number)


                                   33-0862379
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                    (I.R.S. employer identification number)


                             10089 WILLOW CREEK ROAD
                           SAN DIEGO, CALIFORNIA 92131
                                 (858) 530-9394
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   (address and telephone number of registrant's principal executive offices)

Item 5.  Other Events

         (a) Monthly Report


The following are filed herewith. The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

     Exhibit No.    Description
     -----------    -----------

     * 1. Underwriting Agreement, dated November 17, 1998, between Greenpoint Credit, LLC, as Contract Seller and Credit Suisse First Boston, as the representative of the several Underwriters

     * 4. Pooling and Servicing Agreement, dated as of November 1, 1998, between Greenpoint Credit, LLC, as Contract Seller and Servicer and The First National Bank of Chicago as Trustee.

      99.           Monthly Investor Servicing Report.


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 * Filed previously with the commission on November 30, 1998 as an exhibit to a report on Form 8-K.














SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                            GREENPOINT CREDIT

                                            BY:     /s/  Charles O. Ryan
                                               --------------------------------
                                               Name:     Charles O. Ryan
                                               Title:    Vice President

                                               Dated:    March 27, 2000
                                                         San Diego, California